Palmer Square Income Plus Fund

Class I (Ticker Symbol: PSYPX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 4, 2024, to the Statutory Prospectus and Statement of Additional

Information (“SAI”) both dated November 1, 2023

Effective February 27, 2024, the Fund’s outstanding shares were redesignated as Class I shares. As of the effective date, all references in the Prospectus and the SAI to the existing share class are revised herein.

Please file this Supplement with your records.